UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 20, 2009

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code                  (415) 421-7900

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 20, 2009, the board of directors of Williams-Sonoma, Inc. (the “Company”) approved a form of indemnification agreement to be entered into by the Company with each of its directors and executive officers with reporting obligations under Section 16 of the Securities Exchange Act of 1934. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by California law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

A copy of the form of indemnification agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

10.1	Form of Williams-Sonoma, Inc. Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: March 24, 2009	By:	/s/ Sharon L. McCollam
Sharon L. McCollam Executive Vice President, Chief Operating and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Williams-Sonoma, Inc. Indemnification Agreement

4